AMENDMENT TO CREDIT AGREEMENT


         This AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of June 30, 2000 (the "Amendment Effective Date"), is by and among the Funds identified on Annex I hereto listed under the heading Original Borrower Parties (the "Original Borrower Parties"), the Funds identified on Annex I hereto listed under the heading New Borrower Parties (the "New Borrower Parties"), the undersigned Banks and BANK OF AMERICA, N.A., as agent (in such capacity, the "Agent") for the Banks.

         WHEREAS, the Trusts (either on their own behalf or on behalf of certain specified Funds) identified on Annex I hereto listed under the heading Original Borrower Parties, the Banks and the Agent have previously entered into a certain Credit Agreement, dated as of April 29, 1996 (as heretofore amended or modified and in effect immediately prior to the Amendment Effective Date, the "Existing Credit Agreement" and, as amended or otherwise modified hereby, the "Credit Agreement"; terms defined therein having the same respective meanings herein); and

         WHEREAS, the parties hereto wish to add the New Borrower Parties as parties to the Credit Agreement and to amend the Existing Credit Agreement in certain respects and take certain further action as hereinafter provided.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged), the parties hereto, intending legally to be bound hereby, agree as follows:

         SECTION 1.  Credit Agreement Amendments.
                     ---------------------------

                  1.1 The Existing Credit Agreement is hereby amended on and from the Amendment Effective Date by adding the New Borrower Parties as additional parties to the Credit Agreement.

                  1.2 The definition of "Scheduled Commitment Termination Date" in Schedule I to the Existing Credit Agreement is amended to read in its entirety as follows:

                  "Scheduled Commitment Termination Date" means May 14, 2001.
                   --------------------------------------

         SECTION 2. Additional Notes. Each New Borrower Party shall deliver its Note to the Agent for the account of each Bank (each an "Additional Note") on or before the Amendment Effective Date.

8837338.4 97407456
                                       -5-

         SECTION 3. Other Matters.
                    -------------

                  3.1 The Original Borrower Parties, the New Borrower Parties, the Banks and the Agent acknowledge that the names of the Funds that are party to the Credit Agreement and listed on Annex B hereto will, as of July 14, 2000, be changed to the names shown on Annex II.

                  3.2 The Original Borrower Parties, the New Borrower Parties, the Banks and the Agent acknowledge that the contact information and payment details for the Agent are as follows:

         Bank of America, N.A.
         Agency Administration Services
         101 North Tryon Street
         Charlotte, North Carolina 28255

         Attention: Herbert Boyd
         Telephone:  (704) 388-3225
         Facsimile:  (704) 409-0002

         Payment Details:

         Account No.: 136621-2250600
         ABA No.: 053-000-196
         Reference: Colonial Management Associates

         Attention: Herbert Boyd
         Telephone:  (704) 388-3225
         Facsimile:  (704) 409-0002

         SECTION 4. Conditions to Effectiveness. This Amendment shall become effective when each of the conditions precedent set forth in this Section 4 shall have been satisfied and notice thereof shall have been given by the Agent to the Trusts and the Banks.

                  4.1   The Agent shall have received:

                  4.1.1 counterparts hereof duly executed and delivered by the Trusts on behalf of the Original Borrower Parties and the New Borrower Parties and evidence of the execution of counterparts hereof by the Agent and all of the Banks;

                  4.1.2 the Additional Notes duly executed and delivered on behalf of the New Borrower Parties;

                  4.1.3 with respect to each Fund, from the applicable Trust, a certificate of its Secretary or Assistant Secretary as to:

                           (a) resolutions of its board of trustees then in full
                  force and effect authorizing the execution, delivery and performance of this Amendment, the Additional Notes and each other Credit Document to be executed by it;

                           (b) the  incumbency  and  signatures  of those of its
                  officers or agents authorized to act with respect to this Amendment, the Additional Notes and each other Credit Document executed by it; and

                           (c) such  Trust's  valid  existence as evidenced by a
                  certificate issued by the Secretary of State of The Commonwealth of Massachusetts and appended to the relevant certificate of its Secretary or Assistant Secretary;

         upon which certificates the Agent and each Bank may conclusively rely until they shall have received a further certificate from the relevant Trust canceling or amending such prior certificate;

                  4.1.4 an opinion, dated the date hereof and addressed to the Agent and all Banks, from Ropes & Gray, counsel to the New Borrower Parties, substantially in the form of Exhibit 4.1(c) of the Credit Agreement, which Liberty Funds Trust I and Liberty Funds Trust VII expressly authorize and instruct such counsel to prepare and deliver;

                  4.1.5 an initial Borrowing Base Certificate for each New Borrower Party;

                  4.1.6  a revised Allocation Notice;

                  4.1.7 copies of the most recent prospectus and statement of additional information for each New Borrower Party;

                  4.1.8 a form FR U-1 of the Board of Governors of the Federal Reserve System duly executed and completed by the New Borrower Parties;

                  4.1.9 copies of each investment advisory agreement between each New Borrower Party and the Adviser, together with all sub-advisory agreements, if any; and

                  4.1.10 the Agent shall have received evidence of payment of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Amendment Effective Date, together with Attorney Costs of the Agent to the extent invoiced prior to or on the Amendment Effective Date, plus such additional amounts of Attorney Costs as shall constitute the Agent's reasonable estimate of Attorney Costs incurred or to be incurred by it through the amendment proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between the Funds and the Agent).

         SECTION 5. Warranties. To induce the Agent and the Banks to enter into this Amendment, each Trust hereby represents and
                     ----------
warrants that:

                  (a) Authorization; No Conflict. The execution and delivery by the Trust of this Amendment, and the performance by the Trust of the Agreement, have been duly authorized by all necessary action on the part of the Trust, and do not and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, decree, determination or award presently in effect having applicability to the Trust or of the organizational documents of the Trust, (ii) result in a breach of or constitute a default under any indenture or loan or credit agreement, or any other agreement or instrument, to which the Trust is a party or by which the Trust or its properties may be bound or affected or (iii) result in, or require, the creation or imposition of any Lien of any nature in, upon or with respect to any of the properties now owned or hereafter acquired by the Trust.

                  (b) Validity and Binding Nature. Assuming this Amendment constitutes the binding obligation of each other necessary party hereto, this Amendment and the Agreement as amended by this Amendment constitute the legal, valid and binding obligation of the Trust, enforceable against the Trust in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, fraudulent transfer, moratorium or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

                  (c) Representations and Warranties. Each representation and warranty of the Trust set forth in Article V of the Agreement is true and correct as of the Amendment Effective Date as though made on and as of such date.

                  (d) No Default. As of the Amendment Effective Date, and as of the date of the execution and delivery by the Trust of this Amendment, as to the Trust or, in the case of a Trust consisting of Portfolios, each Portfolio of such Trust, no Default has occurred and is continuing.

         SECTION 6.  Miscellaneous.
                     -------------

                  6.1 Except as amended hereby,  the Existing  Credit  Agreement and each other Credit  Document  remains in full force and effect and each Trust hereby ratifies and confirms its respective representations, warranties, covenants and agreements contained in, and obligations and liabilities under, the Credit Agreement and the other Credit Documents.

                  6.2 On and from the Amendment Effective Date, reference to the Existing Credit Agreement in any Credit Document shall be deemed to include a reference to the Credit Agreement, as amended by this Amendment, whether or not reference is made to this Amendment.

                  6.3 The Trusts shall pay or reimburse the Agent for the fees and expenses of the Agent (including reasonable Agent's counsel fees and disbursements and the allocated costs of internal counsel) incurred in connection with the transactions contemplated hereby and by any of the Credit Documents.

                  6.4 This Amendment shall be deemed to be a contract made under and governed by the laws of the State of Illinois, without regard to its principles of conflicts of laws.

                  6.5 This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which when taken together shall constitute a single agreement.

8837338.4 97407456
                                       S-4

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                             LIBERTY  FUNDS TRUST I ON BEHALF OF
                                             COLONIAL INCOME FUND, COLONIAL HIGH
                                             YIELD  SECURITIES  FUND,   COLONIAL
                                             STRATEGIC  INCOME  FUND,  STEIN ROE
                                             ADVISOR TAX-  MANAGED  GROWTH FUND,
                                             STEIN   ROE   ADVISOR   TAX-MANAGED
                                             GROWTH   FUND  II  AND   STEIN  ROE
                                             ADVISOR TAX-MANAGED VALUE FUND


                                             By:_____________________________
                                             Title:__________________________

                                             LIBERTY FUNDS TRUST II ON BEHALF OF
                                             COLONIAL SHORT DURATION U.S.
                                             GOVERNMENT FUND, NEWPORT GREATER
                                             CHINA FUND, NEWPORT JAPAN
                                             OPPORTUNITIES FUND AND STEIN ROE
                                             SMALL CAP TIGER FUND

                                             By:_____________________________
                                             Title:__________________________

                                             LIBERTY  FUNDS  TRUST III ON BEHALF
                                             OF  COLONIAL  GLOBAL  EQUITY  FUND,
                                             COLONIAL   INTERNATIONAL   HORIZONS
                                             FUND,  COLONIAL  SELECT VALUE FUND,
                                             THE COLONIAL FUND,  COLONIAL GLOBAL
                                             UTILITIES FUND,  COLONIAL STRATEGIC
                                             BALANCED    FUND,    CRABBE   HUSON
                                             CONTRARIAN   FUND,   CRABBE   HUSON
                                             CONTRARIAN   INCOME  FUND,   CRABBE
                                             HUSON SMALL CAP FUND,  CRABBE HUSON
                                             MANAGED   INCOME  &  EQUITY   FUND,
                                             CRABBE HUSON  EQUITY  FUND,  CRABBE
                                             HUSON REAL ESTATE  INVESTMENT  FUND
                                             AND CRABBE  HUSON  OREGON  TAX-FREE
                                             FUND


                                             By:__________________________
                                             Title:__________________________

                                             LIBERTY FUNDS TRUST IV ON BEHALF OF
                                             COLONIAL INTERMEDIATE TAX-EXEMPT
                                             FUND, COLONIAL HIGH YIELD MUNICIPAL
                                             FUND, COLONIAL UTILITIES FUND,
                                             COLONIAL TAX-EXEMPT INSURED FUND
                                             AND COLONIAL TAX-EXEMPT FUND


                                             By:_____________________________
                                             Title:__________________________


                                             LIBERTY  FUNDS TRUST V ON BEHALF OF
                                             COLONIAL CALIFORNIA TAX-EXEMPT
                                             FUND, COLONIAL CONNECTICUT TAX-
                                             EXEMPT  FUND, COLONIAL FLORIDA
                                             TAX-EXEMPT FUND, COLONIAL
                                             MASSACHUSETTS TAX-EXEMPT FUND,
                                             COLONIAL MICHIGAN TAX-EXEMPT FUND,
                                             COLONIAL MINNESOTA TAX-EXEMPT FUND,
                                             COLONIAL NEW YORK TAX-EXEMPT FUND,
                                             COLONIAL NORTH CAROLINA TAX-EXEMPT
                                             FUND AND COLONIAL OHIO TAX-EXEMPT
                                             FUND


                                             By:_____________________________
                                             Title:__________________________

                                             LIBERTY FUNDS TRUST VI ON BEHALF OF
                                             COLONIAL SMALL CAP VALUE FUND,
                                             COLONIAL U.S. GROWTH & INCOME FUND,
                                             COLONIAL VALUE FUND AND NEWPORT
                                             ASIA PACIFIC FUND


                                             By:_____________________________
                                             Title:__________________________

                                             LIBERTY FUNDS TRUST VII ON BEHALF
                                             OF NEWPORT TIGER FUND AND NEWPORT
                                             EUROPE FUND


                                             By:_____________________________
                                             Title:__________________________

                                             BANK OF AMERICA, N.A., as Agent




                                             By:______________________________
                                             Title:___________________________


                                             BANK OF AMERICA, N.A.


                                             By:______________________________
                                             Title:___________________________

                                             FLEET NATIONAL BANK




                                             By:______________________________
                                             Title:___________________________

                                             MELLON BANK, N.A.




                                             By:______________________________
                                             Title:___________________________

                                             STATE STREET BANK AND TRUST COMPANY




                                             By:______________________________
                                             Title:___________________________

                                ANNEX I

Original Borrower Parties

Liberty Funds Trust I on behalf of Colonial Income Fund, Colonial High Yield Securities Fund, Colonial Strategic Income Fund and Stein Roe Advisor Tax-Managed Growth Fund

Liberty Funds Trust II on behalf of Colonial Short Duration U.S. Government Fund, Newport Greater China Fund, Newport Japan Opportunities Fund and Stein Roe Small Cap Tiger Fund

Liberty Funds Trust III on behalf of Colonial Global Equity Fund, Colonial International Horizons Fund, Colonial Select Value Fund, The Colonial Fund, Colonial Global Utilities Fund, Colonial Strategic Balanced Fund, Crabbe Huson Contrarian Fund, Crabbe Huson Contrarian Income Fund, Crabbe Huson Small Cap Fund, Crabbe Huson Managed Income and Equity Fund, Crabbe Huson Equity Fund, Crabbe Huson Real Estate Investment Fund and Crabbe Huson Oregon Tax-Free Fund

Liberty Funds Trust IV on behalf of Colonial Intermediate Tax-Exempt Fund, Colonial High Yield Municipal Fund, Colonial Utilities Fund, Colonial Tax-Exempt Insured Fund and Colonial Tax-Exempt Fund

Liberty Funds Trust V on behalf of Colonial California Tax-Exempt Fund, Colonial Connecticut Tax-Exempt Fund, Colonial Florida Tax-Exempt Fund, Colonial
Massachusetts Tax-Exempt Fund, Colonial Michigan Tax-Exempt Fund, Colonial Minnesota Tax-Exempt Fund, Colonial New York Tax-Exempt Fund, Colonial North Carolina Tax-Exempt Fund and Colonial Ohio Tax-Exempt Fund

Liberty Funds Trust VI on behalf of Colonial Small Cap Value Fund, Colonial U.S. Growth & Income Fund, Colonial Value Fund and Newport Asia Pacific Fund

Liberty Funds Trust VII on behalf of Newport Tiger Fund

New Borrower Parties

Liberty Funds Trust I on behalf of Stein Roe Advisor Tax-Managed Growth Fund II and Stein Roe Advisor Tax-Managed Value Fund

Liberty Funds Trust VII on behalf of Newport Europe Fund

                                                LIBERTY FUNDS GROUP

Effective July 14, 2000, the following Funds will change their names as follows:

Current Fund Name                                               New Fund Name
The Colonial Fund                                               The Liberty Fund

Colonial Global Equity Fund                                     Liberty Newport Global Equity Fund

Colonial Global Utilities Fund                                  Liberty Newport Global Utilities Fund

Colonial High Yield Municipal Fund                              Liberty High Yield Municipal Fund

Colonial High Yield Securities Fund                             Liberty High Yield Securities Fund

Colonial Income Fund                                            Liberty Income Fund

Colonial Intermediate Tax-Exempt Fund                           Liberty Intermediate Tax-Exempt Fund

Colonial International Horizons Fund                            Liberty Newport International Equity Fund

Colonial California Tax-Exempt Fund                             Liberty California Tax-Exempt Fund

Colonial Connecticut Tax-Exempt Fund                            Liberty Connecticut Tax-Exempt Fund

Colonial Florida Tax-Exempt Fund                                Liberty Florida Tax-Exempt Fund

Colonial Massachusetts Tax-Exempt Fund                          Liberty Massachusetts Tax-Exempt Fund

Colonial Michigan Tax-Exempt Fund                               Liberty Michigan Tax-Exempt Fund

Colonial Minnesota Tax-Exempt Fund                              Liberty Minnesota Tax-Exempt Fund

Colonial New York Tax-Exempt Fund                               Liberty New York Tax-Exempt Fund

Colonial North Carolina Tax-Exempt Fund                         Liberty North Carolina Tax-Exempt Fund

Colonial Ohio Tax-Exempt Fund                                   Liberty Ohio Tax-Exempt Fund

Colonial Select Value Fund                                      Liberty Select Value Fund

Colonial Short Duration U.S. Government Fund                    Liberty Short Term Government Fund

Colonial Small Cap Value Fund                                   Liberty Small-Cap Value Fund

Colonial Strategic Balanced Fund                                Liberty Strategic Balanced Fund

Colonial Strategic Income Fund                                  Liberty Strategic Income Fund

Colonial Tax-Exempt Fund                                        Liberty Tax-Exempt Fund

Colonial Tax-Exempt Insured Fund                                Liberty Tax-Exempt Insured Fund

Colonial U.S. Growth & Income Fund                              Liberty Growth & Income Fund

Colonial Utilities Fund                                         Liberty Utilities Fund

Colonial Value Fund                                             Liberty Value Fund

Crabbe Huson Contrarian Fund                                    Liberty Contrarian Fund

Crabbe Huson Contrarian Income Fund                             Liberty Contrarian Income Fund

Crabbe Huson Equity Fund                                        Liberty Contrarian Equity Fund

Crabbe Huson Managed Income and Equity Fund                     Liberty Contrarian Balanced Fund

Crabbe Huson Real Estate Investment Fund                        Liberty Real Estate Fund

Crabbe Huson Oregon Tax-Free Fund                               Liberty Oregon Tax-Free Fund

Crabbe Huson Small Cap Fund                                     Liberty Contrarian Small-Cap Fund

Newport Asia Pacific Fund                                       Liberty Newport Asia Pacific Fund

Newport Europe Fund                                             Liberty Newport Europe Fund

Newport Greater China Fund                                      Liberty Newport Greater China Fund

Newport Tiger Fund                                              Liberty Newport Tiger Fund

Stein Roe Advisor Tax-Managed Growth Fund                       Liberty Tax-Managed Growth Fund

Stein Roe Advisor Tax-Managed Value Fund                        Liberty Tax-Managed Value Fund

Stein Roe Advisor Tax-Managed Growth Fund II                    Liberty Tax-Managed Growth Fund II

Newport Japan Opportunities Fund                                Liberty Newport Japan Opportunities Fund

The name of Colonial Newport Tiger Cub Fund has already been changed to Stein Roe Small Cap Tiger Fund.